VALUE+GROWTH

ROBERTSON STEPHENS MUTUAL FUNDS
The Value+Growth Fund
Semi-Annual Report
September 30, 1995

[GRAPHIC]

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

FUND PHILOSOPHY

The Robertson Stephens Value+Growth Fund seeks long-term capital appreciation by investing in mid-cap growth companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering above average growth potential. The Fund's strategy is to identify specific business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, the Fund conducts bottom-up research, looking for well-managed companies that have low-multiple valuations relative to their peers, and are positioned to leverage growth opportunities. In searching for reasonably priced growth companies, the Fund may discover poorly managed, overpriced businesses and make "short" investments.
The Value+Growth Fund Semi-Annual Results

CONTENTS

  1 Fund Highlights
  2 Report to Shareholders
  8 Fund Performance
  9 Portfolio Summary
 10 Schedule of Net Assets
 13 Statement of Net Assets
 14 Statement of Operations
 15 Statement of Changes in Net Assets
 16 Financial Highlights
 17 Notes to Financial Statements
 20 Administration

                                              ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS

OUTSTANDING PERFORMANCE
The Robertson Stephens Value+Growth Fund continued to produce remarkable returns this quarter, and was up 76.97% for one year ended September 30, 1995.

BULLISH ON TECHNOLOGY
Despite market volatility this summer, we still believe that technology fundamentals are strong and have not dramatically reduced our position in tech stocks which represent approximately 73% of the portfolio. As the worldwide push for increased productivity continues, technology remains a prime beneficiary.

POISED FOR GROWTH
As baby boomers age, the demand for medical services increases. Both private sector and Medicare spending are growing, and managed care companies are poised to benefit as the U.S. health care market changes. U.S. health care spending is projected to be $1.1 trillion in 1995 and is expected to grow 5-6% for the foreseeable future. We look to have greater involvement within the health care sector over the next 12 months.

EXPECT MARKET CORRECTIONS
Market corrections of 5% to 20% are not uncommon, and are a natural part of the investment cycle. We do not try to trade around these swings. We are committed to the long-term investment opportunities of the companies within our portfolio. We focus on the investment merits of our portfolio's positions, which we believe should reward us over time.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

FUND MANAGER
[PHOTO]

DEAR SHAREHOLDER:

The Robertson Stephens Value+Growth Fund is pleased to report a 76.97% total return for the one year period ended September 30, 1995, and a 19.27% return for the September quarter. We are particularly pleased that not only were we able to provide our shareholders with good absolute returns, but also that the Fund outperformed its two benchmark indices, surpassing the Russell 2000 Index's return of 21.19% for the one year ended September 30, 1995, and its 9.43% gain during the September quarter as well as exceeding the S&P 500 Index's respective returns of 29.74% and 8.06%.

Entering the last quarter of calendar 1995, we believe the market in general will do well. Our current read on business is that earnings prospects remain bright for the companies in our portfolio. Although the market


                                       "We continue to favor GROWTH STOCKS, and

                                              ROBERTSON, STEPHENS & COMPANY

was somewhat volatile this summer, it has become apparent to the equity and bond markets that the Federal Reserve's attempts at slowing the economy (through interest rate hikes earlier in the year) are working, abating inflation worries and fear of further interest rate hikes. With moderate inflation, low interest rates and a modest growth rate for the U.S. economy, we believe equities will do well for the rest of 1995 and into 1996. We continue to favor growth stocks over value stocks, and we see earnings gains for technology stocks to continue to be particularly strong for the final quarter of 1995 and into 1996.

A SUMMER OF VOLATILITY
We have just finished a summer where the Fund experienced some significant volatility, which we see lessening as we progress into the fall. However, as always, we remind investors that market corrections are a natural part of the investment cycle. They tend to occur with some regularity, but they do not last forever. While we remain upbeat about the companies within our portfolio, market corrections of 5% to 20% are not uncommon. After being relatively flat this summer, we expect the overall market to begin to move up again sometime in the fourth quarter as it begins to recognize our economy is in a non-inflationary, modest growth state which should continue into 1996.

TECHNOLOGY -- THE WORLD GOING DIGITAL
For some time we have been bullish regarding the prospects for the technology sector. Technology is, we believe, still the best place for investors. The technology industry's fundamentals continue to be very strong and are some of the best fundamentals we have seen in years.

Demand for technology products and services continues to grow. The pervasive and expanding use of technology offers outstanding investment opportunities. New applications are being developed and imbedded in an ever-expanding list of products. Product cycles have speeded up. Microsoft's Windows 95, which began we see earnings gains for TECHNOLOGY stocks for the remainder of 1995."

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

TECHNOLOGY

shipping in August, is a prime example of how a technology upgrade of one product pushes the entire PC industry's capabilities forward. Customer upgrades are occurring every two to four years. Thus the industry doesn't need to find 65 million new buyers each year to maintain its growth rate because approximately 40 million new buyers are coming from upgrades.

The greater software power of Windows 95 alone will consume the existing power of the installed base of PCs and force an upgrade migration of installed PCs through 1996.

With the whole world now a potential market for PC manufacturers, industry growth of 20% for the next five years appears reasonably supported.

As the worldwide push for increased productivity continues, technology remains a prime beneficiary. Demand is skyrocketing all over the world as companies restructure, retool, re-engineer and reinvent themselves. The fall of communism and the growth of emerging

[PHOTO]
INVESTMENT MANAGEMENT

                                              ROBERTSON, STEPHENS & COMPANY

markets have created new markets and phenomenal opportunities for U.S. technology firms. Every emerging country is in need of communications and computer power. This is providing tremendous world market opportunities for U.S. technology companies.

Emerging countries are selecting wireless technology to provide telephone service as wireless telephone networks can be installed more easily and quickly than traditional hardwire. China alone has been a consumer of over $1 billion worth of cellular phones, pagers and equipment from Motorola in the past.

In addition to the opportunities presented by emerging markets, we are also excited about the growth of the Internet and related products and services. Consensus estimates are that over 35 million users are connected to over 50,000 networks in over 80 countries with the numbers of users growing at over one million per month. As always, we continually search for promising investment opportunities in the ever-expanding technology sector.

AGING BABY BOOMERS POSITIVE FOR STOCKS

As we have discussed in prior letters, the U.S. demographic shift is very positive for our financial theme as the bulk of baby boomers are entering their peak earning years. In five years, it is projected that the 50+ age group will control over 75% of this nation's wealth. In concert with this shift, the recent media blitz warning Americans that Social Security and Medicare may not be there to support them in their old age is bringing retirement realities to baby boomers. We believe baby boomers and Americans of all ages are taking charge of their long-term financial goals and investing in mutual funds. Additionally, the growth of defined contribution and 401(k) retirement plans are forcing Americans to become more aware about investments. We believe these trends bode well for the equity markets, especially in a low inflationary environment.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

MANAGED CARE POSITIONED WELL FOR CHANGING U.S. HEALTH CARE MARKET

We are very positive about the potential of managed care for the following reasons:

-The U.S. population is aging.

-Demands for medical services increase with age.

-U.S. health care spending is projected to be $1.1 trillion in 1995 and is projected to grow 5-6%.

-Medicare is expected to be $170 billion in 1995 and projected to grow at 5.4%.

The U.S. health care industry should be a growth industry for the next two decades due to the aging of the U.S. population. However, due to the need to gain


                               "In five years, it is projected that the 50+ age

                                              ROBERTSON, STEPHENS & COMPANY

control of excessive growth in medical expenses, we believe the entire medical system will move toward managed care over the next 10 years. Managed care has had a significant impact on private health care in the 1990s. We now look for managed care to have a major impact in the public sector, i.e., Medicare and Medicaid, over the next 10 years.

LOOKING FORWARD

Many issues continue to weigh on the equity markets as we enter 1996. Over the last 18 months, the markets have encountered and dealt with many changing issues and challenges -- currency market turmoil, rising interest rates, rising inflationary expectations, a fast and then a slowing economy.

We believe the final quarter of 1995 as well as 1996 should continue to be good equity investment periods. Our valuation work on the market continues to show excellent value today relative to inflation and interest rates. Our valuation work on the technology sector reveals especially excellent values based on 1996 earnings estimates, particularly in the semiconductor area. The U.S. equity market continues to perform in the best of two worlds, moderate growth and low inflation. We look for the easing of inflation throughout 1996.

We appreciate your continued support and look forward to reporting to you again early next year.

Sincerely,

/s/ Ronald E. Elijah
RONALD E. ELIJAH
Portfolio Manager


group will CONTROL OVER 75% of this nation's wealth"

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Value+Growth Fund and the S&P 500 Index(1)

If invested on May 12, 1992(2)

Value + Growth
            -------------------------
               VPF           S&P
              VALUE         VALUE
            -------------------------
   5/92
5/12/92      $10,000       $10,000
   6/92       $9,801        $9,846
   9/92      $10,099       $10,157
  12/92      $11,004       $10,669
   3/93      $11,933       $11,140
   6/93      $11,943       $11,186
   9/93      $12,843       $11,478
  12/93      $13,378       $11,746
   3/94      $13,890       $11,297
   6/94      $13,276       $11,335
   9/94      $15,560       $11,900
  12/94      $16,469       $11,895
   3/95      $18,927       $13,058
   6/95      $23,086       $14,285
   9/95      $27,536       $15,436



CUMULATIVE TOTAL RETURNS

                                   VALUE+GROWTH        S&P 500        RUSSELL
FOR THE PERIODS ENDED 9/30/95              FUND       INDEX(1)        2000(3)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Three Months                             19.27%          8.06%          9.43%
-----------------------------------------------------------------------------
Six Months                               45.48%         18.21%         19.02%
-----------------------------------------------------------------------------
Nine Months                              67.19%         29.76%         23.97%
-----------------------------------------------------------------------------
One Year                                 76.97%         29.74%         21.19%
-----------------------------------------------------------------------------
Since Inception (5/12/92)               175.36%         54.36%         55.79%
-----------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

                                   VALUE+GROWTH        S&P 500        RUSSELL
FOR THE PERIODS ENDED 9/30/95              FUND       INDEX(1)        2000(3)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Three years                              39.70%        14.97%          17.18%
-----------------------------------------------------------------------------
Since inception (5/12/92)                34.87%        13.68%          13.99%
-----------------------------------------------------------------------------

(1) The Standard & Poor's Composite Index of 500 Stocks (S&P 500 Index) is an unmanaged index of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2)   Date that the Fund's shares were first offered to the public.

(3) The Russell 2000 Index is a market capitalization weighted index composed of 2,000 U.S. companies with market capitalization ranging from $40 to $450 million.

      Investors should realize that all performance data presented is based upon past performance during limited periods of time, and past performance is not predictive of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                              ROBERTSON, STEPHENS & COMPANY

PORTFOLIO SUMMARY
AS OF SEPTEMBER 30, 1995



[PIE CHART]

TOP TEN HOLDINGS

1.
MICRON TECHNOLOGY, INC.
Manufactures and markets semiconductor memory and enhancement products for workstation and personal computers.

2.
TEXAS INSTRUMENTS, INC.
Texas Instruments, Inc. manufactures and sells electronic products. The company's products include semiconductors, control devices, radar, missile guidance systems, printers and calculators. Texas Instruments sells to governmental, industrial and consumer markets.

3.
LSI LOGIC CORPORATION
Designs, produces, markets and services application -- specific integrated circuits, microprocessors and application-specific standard products.

4.
APPLIED MATERIALS, INC.
Develops, manufactures, sells and services semiconductor wafer fabrication equipment worldwide. The company's products include deposition, etching and ion implantation systems.

5.
CISCO SYSTEMS, INC.
Develops, manufactures, markets and supports multi-protocol internet working systems that enable customers to build large-scale computer networks.

6.
AMGEN, INC.
Develops, manufactures and markets drugs based on advanced cellular and molecular biology. The company's two principal drugs are Epogen and Neupogen.

7.
OXFORD HEALTH PLANS
A managed care company providing health benefit plans, including HMOs, point-of-service plans and third party administration of employer funded benefit plans.

8.
3COM CORPORATION
3Com Corporation designs, produces and markets a broad range of ISO 9000 compliant global data networking solutions. The company's products include routers, hubs, switches and adapters for Ethernet, Token Ring, FDDI and ATM networks.

9.
COMPAQ COMPUTER CORPORATION
Designs, develops, manufactures and markets personal computers for professional users and consumers.

10.
MERRILL LYNCH & COMPANY, INC.
Merrill Lynch & Company, Inc. is a diversified financial services institution which provides investment, financing, real estate, insurance and other services. The company's largest subsidiary, Merrill Lynch, Pierce, Fenner & Smith, is a large securities firm which acts as a broker/dealer for various financial instruments, as well as an investment banker.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

SCHEDULE OF NET ASSETS

SEPTEMBER 20, 1995 (UNAUDITED)                                 SHARES            VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.1%
Amgen, Inc.                                                   860,000      $42,892,500
--------------------------------------------------------------------------------------
                                                                            42,892,500
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 2.9%
3Com Corporation                                              900,000       40,950,000
--------------------------------------------------------------------------------------
                                                                            40,950,000
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 12.1%
Compaq Computer Corporation                                   831,000       40,199,625
Dell Computer                                                 255,000       21,675,000
Hewlett-Packard Company(1)                                    290,000       24,178,750
Intel Corporation(1)                                          468,900       28,192,613
Komag, Inc.                                                   145,000        9,479,375
Seagate Technology, Inc.                                      585,000       24,643,125
Sun Microsystems, Inc.                                        300,000       18,900,000
--------------------------------------------------------------------------------------
                                                                           167,268,488
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 3.5%
Cadence Design Systems, Inc.                                  460,000       18,055,000
Microsoft Corporation                                         100,000        9,050,000
Parametric Technology Corporation                             340,000       20,910,000
--------------------------------------------------------------------------------------
                                                                            48,015,000
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 5.9%
Circuit City Stores, Inc.(1)                                  400,000       12,650,000
CompUSA, Inc.                                                 400,000       17,200,000
General Nutrition Co., Inc.                                   400,000       18,200,000
Nike, Inc.(1)                                                 300,000       33,337,500
--------------------------------------------------------------------------------------
                                                                            81,387,500
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CONSUMER ELECTRONICS - 4.1%
Kemet Corporation                                             510,000       17,467,500
Philips Electronics(1)                                        400,000       19,500,000
Vishay Intertechnology, Inc.                                  482,400       20,260,800
--------------------------------------------------------------------------------------
                                                                            57,228,300
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY

                                                             SHARES              VALUE
--------------------------------------------------------------------------------------
DATA TELECOMMUNICATIONS - 8.9%
Cabletron Systems, Inc.(1)                                    545,000      $35,901,875
Cisco Systems, Inc.                                           670,000       46,230,000
DSC Communications Corporation                                300,000       17,775,000
Motorola, Inc.(1)                                             300,000       22,912,500
--------------------------------------------------------------------------------------
                                                                           122,819,375
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.2%
Charles Schwab Corporation(1)                               1,315,000       36,820,000
First USA, Inc.(1)                                            134,000        7,269,500
Green Tree Financial Corporation(1)                           355,000       21,655,000
Household International, Inc.(1)                              185,000       11,470,000
MBNA Corporation(1)                                           200,000        8,325,000
--------------------------------------------------------------------------------------
                                                                            85,539,500
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 5.0%
Healthsource, Inc.(1)                                         581,000       27,960,625
Oxford Health Plans(1)                                        565,000       41,103,750
--------------------------------------------------------------------------------------
                                                                            69,064,375
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
INVESTMENT BANKS - 3.1%
Alex. Brown & Sons(1)                                         100,000        5,837,500
Merrill Lynch                                                 600,000       37,500,000
--------------------------------------------------------------------------------------
                                                                            43,337,500
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
LODGING/RECREATION - 2.1%
Hospitality Franchise Systems, Inc.                           215,000       11,260,625
La Quinta Inns, Inc.(1)                                       235,000        6,580,000
Mirage Resorts, Inc.                                          350,000       11,506,250
--------------------------------------------------------------------------------------
                                                                            29,346,875
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT - 10.9%
ASM Lithography                                               270,000       11,846,250
Applied Materials, Inc.(1)                                    480,000       49,080,000
KLA Instruments Corporation                                   180,000       14,445,000
Kulicke & Soffa(1)                                            540,000       19,710,000
Lam Research Corporation                                      270,000       16,132,500
Novellus Systems, Inc.                                        240,000       16,800,000
Teradyne, Inc.(1)                                             640,000       23,040,000
--------------------------------------------------------------------------------------
                                                                           151,053,750
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

                                                             SHARES              VALUE
--------------------------------------------------------------------------------------
SEMICONDUCTORS - 24.0%
Alliance Semiconductor Corporation                             62,000      $ 2,464,500
Altera Corporation                                            310,000       19,336,250
Atmel Corporation                                             365,000       12,318,750
Cypress Semiconductor Corporation                             685,000       26,458,125
Integrated Device Technology Inc.                             555,000       13,875,000
LSI Logic Corporation                                         999,700       57,732,675
Microchip Technology, Inc.                                    349,200       13,225,950
Micron Technology, Inc.(1)                                  1,150,300       91,448,850
Texas Instruments(1)                                          727,500       58,109,062
VLSI Technology, Inc.                                         385,000       13,186,250
Xilinx, Inc.                                                  495,000       23,821,875
--------------------------------------------------------------------------------------
                                                                           331,977,287
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 7.1%
Allen Group(1)                                                354,000       12,832,500
Ericsson (L.M.) Telephone Company(1), ADR(2) with Rights(3) 1,130,000       27,685,000
Frontier Corp.(1)                                             500,000       13,312,500
LCI International, Inc.                                       250,000        9,812,500
Nokia Corporation(1)                                          500,000       34,875,000
--------------------------------------------------------------------------------------
                                                                            98,517,500
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.9% (Cost $1,002,640,057)                          1,369,397,950
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
--------------------------------------------------------------------------------------
Cash                                                                               464
Repurchase Agreement
    State Street Bank and Trust Company, 5.25%, dated 9/29/95, due 10/2/95, maturity value $9,145,667 (collateralized by $8,310,000 par value
    U.S. Treasury Notes, 7.625%, due 11/15/22)                               9,143,000
--------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 0.7%                                       9,143,464

--------------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.4%                                                     7,086,903
--------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100%                                                 $1,385,628,317
--------------------------------------------------------------------------------------


(1)Income producing security.
(2)ADR - American Depository Receipts.
(3)See Note 4.e.

The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY

STATEMENT OF NET ASSETS

                                                        SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------
Investments, at value (Cost: $1,002,640,057)                            $1,369,397,950
Cash and cash equivalents                                                    9,143,464
Receivable for investments sold                                             20,068,574
Receivable for fund shares subscribed                                       15,711,574
Receivable, other                                                              279,687
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                             1,414,601,249

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------
Payable for investments purchased                                           24,063,500
Payable for fund shares redeemed                                             3,940,937
Accrued expenses                                                               968,495
--------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                           28,972,932

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                        $1,385,628,317
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------
Paid in capital                                                          1,023,632,107
Accumulated net realized (loss) from investments                            (4,761,683)
Net unrealized appreciation on investments                                 366,757,893
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                        $1,385,628,317
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PRICING OF SHARES:                                                      $        26.55
    Net Asset Value, offering and redemption price
    per share (Net assets of $1,385,628,317 applicable
    to 52,188,039 shares of beneficial interest
    outstanding with no par value)
--------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------
Interest                                                                    $  869,983
Dividends (net of foreign tax of $21,089)                                    1,049,962
Other Income                                                                       690
--------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                      1,920,635
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------
Investment advisory fees                                                     5,746,087
Custodian and transfer agent fees                                              263,756
Registration and filing fees                                                   100,346
Shareholder reports                                                             83,610
Professional fees                                                               67,565
Interest expense                                                                56,470
Trustees' fees and expenses                                                     11,250
Other                                                                           10,698
--------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                          6,339,782

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
NET INVESTMENT (LOSS)                                                       (4,419,147)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)
ON INVESTMENTS
--------------------------------------------------------------------------------------
Net realized (loss) from investments                                        (3,234,356)
Net change in unrealized appreciation on investments                       326,092,668
--------------------------------------------------------------------------------------
Total Net Realized (Loss) and Unrealized Appreciation on Investments       322,858,312

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                      $318,439,165
--------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                  ROBERTSON, STEPHENS & COMPANY

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE SIX MONTHS
                                                                      ENDED 9/30/95      YEAR ENDED
                                                                        (UNAUDITED)         3/31/95
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------
Net investment (loss)                                                    $(4,419,147)   $(1,115,225)
Net realized (loss) from investments                                      (3,234,356)    (1,344,592)
Net realized gain from options                                                     0        455,848
Net realized gain from securities sold short                                       0         73,750
Net change in unrealized appreciation on investments                     326,092,668     39,217,602
Net change in unrealized (depreciation) on securities sold short                   0       (103,750)
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     318,439,165     37,183,633

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
Realized gains on investments                                                      0     (1,566,892)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                0     (1,566,892)

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital
share transactions                                                       638.286.145    348,785,903
---------------------------------------------------------------------------------------------------
Total Capital Share Transactions                                         638,286,145    348,785,903

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                             956,725,310    384,402,644
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of year                                                        428,903,007     44,500,363
End of year                                                           $1,385,628,317   $428,903,007
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

FINANCIAL HIGHLIGHTS

                                                                FOR THE SIX
                                                               MONTHS ENDED
FOR A SHARE OUTSTANDING                                             9/30/95     YEAR ENDED    YEAR ENDED  PERIOD(1) ENDED
THROUGHOUT THE PERIOD:                                          (UNAUDITED)        3/31/95       3/31/94          3/31/93
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                          $        18.25   $      13.56   $     11.94     $     10.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                                           (0.11)         (0.18)        (0.04)           0.12
Net realized gain and unrealized appreciation on investments            8.41           5.07          1.99            1.88
-------------------------------------------------------------------------------------------------------------------------
Total increase in net assets resulting from operations                  8.30           4.89          1.95            2.00

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-------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                   -              -         (0.03)          (0.06)
Distributions from realized gain on investments                            -          (0.20)        (0.30)              -
-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        -          (0.20)        (0.33)          (0.06)
-------------------------------------------------------------------------------------------------------------------------

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Net Asset Value, end of period                                $        26.55   $      18.25   $     13.56     $     11.94
-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------
Total Return                                                          45.48%         36.27%        16.32%          20.05%
-------------------------------------------------------------------------------------------------------------------------

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Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                     $1,385,628,317   $428,903,007   $44,500,363     $17,833,350
Ratio of Expenses to Average Net Assets                                1.37%          1.68%         1.55%(2)        1.33%(2)
Ratio of Net Investment (Loss)/Income to Average Net Assets          (0.96)%        (1.09)%         0.51%(2)        1.26%(2)
Portfolio Turnover Rate                                                  40%           232%          250%            210%
-------------------------------------------------------------------------------------------------------------------------


(1) From April 21, 1992 (Commencement of Operations) to 3/31/93.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Advisor, the ratio of expenses to average net assets for the periods ended March 31, 1994 and March 31, 1993 would have been 2.35% and 2.71%, respectively, and the ratio of net investment income/(loss) to average net assets would have been (1.31)% and (0.12)%, respectively.

    Per share data for each of the periods has been determined by using the average number of shares outstanding throughout each period.

    Ratios, except for total return and portfolio turnover rate, have been annualized.


The accompanying notes are an integral part of these financial statements.

                                              ROBERTSON, STEPHENS & COMPANY

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Value+Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on May 12, 1992. Prior to the public offering, shares were offered in a private placement offering on April 21, 1992, at $10 per share, to sophisticated investors under Section 4(2) of the Securities Act of 1933. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15,
1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15, 1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS:
Marketable equity securities including options are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. At September 30, 1995, 100% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At September 30, 1995, no security of the Fund was valued using these guidelines and procedures.

B. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

C. FEDERAL INCOME TAXES:
The Fund has made no provisions for federal income taxes for the six months ended September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

E. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

F. CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A.    TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the six months ended September 30, 1995 and for the year ended March 31, 1995 were as follows:


4/1/95 - 9/30/95           SHARES            AMOUNT
---------------------------------------------------
---------------------------------------------------
Shares sold            53,259,269    $1,200,268,873
Shares reinvested           1,396            35,667
---------------------------------------------------
                       53,260,665    $1,200,304,540

---------------------------------------------------
Shares redeemed       (24,574,655)     (562,018,394)
---------------------------------------------------

---------------------------------------------------
---------------------------------------------------
Net increase           28,686,010    $  638,286,145
---------------------------------------------------


4/1/94 - 3/31/95           SHARES            AMOUNT
---------------------------------------------------
---------------------------------------------------
Shares sold            34,759,244      $574,001,458
Shares reinvested          79,555         1,276,754
---------------------------------------------------
                       34,838,799       575,278,212

---------------------------------------------------
Shares redeemed       (14,619,427)     (226,492,309)
---------------------------------------------------

---------------------------------------------------
---------------------------------------------------
Net increase           20,219,372      $348,785,903
---------------------------------------------------


NOTE 3  TRANSACTIONS WITH AFFILIATES:

A. ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens Investment Management, L.P. ("RSIM"), of which Robertson Stephens & Company, L.P. ("RS & Co."), the Fund's Distributor, is the sole Limited Partner, an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred investment advisory fees of $5,746,087. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, but excluding dividend expense for short sales, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B. AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Ronald E. Elijah, Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,250 for the six months ended September 30, 1995.

                                              ROBERTSON, STEPHENS & COMPANY

D. BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended September 30, 1995, the Fund paid brokerage commissions of $156,115 to RS & Co. which represented 16.1% of total commissions paid for the period.

NOTE 4  INVESTMENTS:

A. PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding options, securities sold short and short-term investments) measured as a percentage of the Fund's average monthly investment portfolio for the six months ended September 30, 1995, was 40%.

B. TAX BASIS OF INVESTMENTS:
At September 30, 1995, the cost of investments for federal income tax purposes was $1,003,152,009. Accumulated net unrealized appreciation on investments was $366,245,951 consisting of gross unrealized appreciation and depreciation of $371,292,357 and $5,046,406, respectively.

C. INVESTMENT PURCHASES AND SALES:
For the six months ended September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $973,207,456 and $357,040,602, respectively.

D. SHORT SALES:
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize the greater of the sales proceed or market value of its short positions. The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding. The Fund limits the value of short sell positions (excluding short sales "against the box") to 25% of the Fund's total assets. At September 30, 1995, the Fund did not sell any securities short.

E. RIGHTS:
A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security of that corporation at a specified price. At September 30, 1995, the fund held 1,130,000 rights to subscribe to 113,000 ADR shares of Ericsson (L.M.) Telephone company at US$13.47 per share.

THE VALUE+GROWTH FUND SEMI-ANNUAL RESULTS

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer
Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert A. Zidar, Secretary

INVESTMENT ADVISER
Robertson, Stephens Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
P.O. Box 419717
Kansas City, MO 64141
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA 02105

AUDITORS
Price Waterhouse, L.L.P.
San Francisco, CA 94104

LEGAL COUNSEL
Ropes & Gray
Boston, MA 02110-2624

This report is submitted for the information of shareholders of The Robertson Stephens Value+Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published November 21, 1995

                                              ROBERTSON, STEPHENS & COMPANY

THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE VALUE+GROWTH FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET -- Invests in attractively priced, growing companies worldwide that are out of favor or have never been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS -- Invests in publicly traded equities of developing countries. The no-load Fund may engage in short sales and/or invest in private placement emerging market equity securities. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES -- Invests primarily in common stocks of emerging growth companies
(predominantly technology, specialty retailing and health care) with above average growth potential. No load. Managed by Bob Czepiel.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES -- Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are under appreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES -- Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK -- Invests in equity and debt securities, with an emphasis on small and mid-cap companies with growth potential and/or current income. No load. Managed by John Wallace.

THE INFORMATION AGE FUND
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR -- Invests in a wide-range of technology companies with strong fundamentals, market advantage and growth potential, including computer hardware and software, telecommunications, multimedia, and financial services. No load. Managed by Ron Elijah.

THE PARTNERS FUND
SMALL-CAP VALUE FUND WITH A CONTRARIAN DISCIPLINE -- Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

For more information, including management fees, expenses and special risks associated with short selling or with international investing, call Robertson, Stephens & Company, L.P., distributor, for a prospectus. Read it carefully before you invest.

ROBERTSON STEPHENS & COMPANY MUTUAL FUNDS

555 California Street, Suite 2600
San Francisco, California 94104


FUND INFORMATION


  ROBERTSON STEPHENS INVESTOR SERVICES

- Knowledgeable mutual fund representatives ready to answer your investment questions.

- Automated access to daily net asset values and the portfolio managers' hotline 24 hours a day.

  1-800-766-3863

  ROBERTSON STEPHENS ACCOUNTLINK

  Automated account information is available 24 hours a day through Robertson Stephens AccountLink.

  1-800-624-8025

  FUND LISTINGS

  The Fund is listed in the WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Val Pl under the heading Robertson Stephens. Its computer quotation symbol is RSVPX.